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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned Directors of Bowne & Co. Inc., a New York corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to certain shares of its common stock issued or to be issued to employees pursuant to the Employment Agreement, dated January 26, 1996, between the Company and Robert M. Johnson and pursuant to the Company's 1997 Stock Incentive Plan, Deferred Award Plan, Long-Term Performance Plan and Stock Plan for Directors, hereby constitutes and appoints Douglas F. Bauer as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand at New York, New York this twenty-eight day of May, 1998.

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
                /s/ ROBERT M. JOHNSON                                   /s/ JUDITH SHAPIRO
-----------------------------------------------------  -----------------------------------------------------
                  Robert M. Johnson                                       Judith Shapiro

                 /s/ JAMES P. O'NEIL                                   /s/ WENDELL M. SMITH
-----------------------------------------------------  -----------------------------------------------------
                   James P. O'Neil                                       Wendell M. Smith

                /s/ ROBERT M. CONWAY                                    /s/ LISA A. STANLEY
-----------------------------------------------------  -----------------------------------------------------
                  Robert M. Conway                                        Lisa A. Stanley

                 /s/ EDWARD H. MEYER                                     /s/ VINCENT TESE
-----------------------------------------------------  -----------------------------------------------------
                   Edward H. Meyer                                         Vincent Tese

               /s/ H. MARSHALL SCHWARZ                                  /s/ RICHARD R. WEST
-----------------------------------------------------  -----------------------------------------------------
                 H. Marshall Schwarz                                      Richard R. West
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